EXHIBIT 24.1



                                POWER OF ATTORNEY

KNOW BY ALL THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, Cheryl M. Foley and Jerome
A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments thereto, for the registration of Common Stock to be offered pursuant to the terms of the Cinergy Corp. Directors, Officers and Key Employees Stock Purchase Program (the "Program"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of January 2000.


                         By:  /s/ Neil A. Armstrong
                              -----------------------------

                         Name:  Neil A. Armstrong
                                ---------------------------



                                POWER OF ATTORNEY

KNOW BY ALL THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, Cheryl M. Foley and Jerome
A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments thereto, for the registration of Common Stock to be offered pursuant to the terms of the Cinergy Corp. Directors, Officers and Key Employees Stock Purchase Program (the "Program"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of January 2000.


                         By:  /s/ James K. Baker
                              -----------------------------

                         Name:  James K. Baker
                                ---------------------------

                                POWER OF ATTORNEY

KNOW BY ALL THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, Cheryl M. Foley and Jerome
A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments thereto, for the registration of Common Stock to be offered pursuant to the terms of the Cinergy Corp. Directors, Officers and Key Employees Stock Purchase Program (the "Program"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of January 2000.


                         By:  /s/ Michael G. Browning
                              -----------------------------

                         Name:  Michael G. Browning
                                ---------------------------



                                POWER OF ATTORNEY

KNOW BY ALL THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, Cheryl M. Foley and Jerome
A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments thereto, for the registration of Common Stock to be offered pursuant to the terms of the Cinergy Corp. Directors, Officers and Key Employees Stock Purchase Program (the "Program"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of January 2000.


                         By:  /s/ Phillip R. Cox
                              -----------------------------

                         Name:  Phillip R. Cox
                                ---------------------------

                                POWER OF ATTORNEY

KNOW BY ALL THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, Cheryl M. Foley and Jerome
A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments thereto, for the registration of Common Stock to be offered pursuant to the terms of the Cinergy Corp. Directors, Officers and Key Employees Stock Purchase Program (the "Program"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of January 2000.


                         By:  /s/ Kenneth M. Duberstein
                              -----------------------------

                         Name:  Kenneth M. Duberstein
                                ---------------------------



                                POWER OF ATTORNEY

KNOW BY ALL THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, Cheryl M. Foley and Jerome
A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments thereto, for the registration of Common Stock to be offered pursuant to the terms of the Cinergy Corp. Directors, Officers and Key Employees Stock Purchase Program (the "Program"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of January 2000.


                         By:  /s/ John A. Hillenbrand II
                              -----------------------------

                         Name:  John A. Hillenbrand II
                                ---------------------------

                                POWER OF ATTORNEY

KNOW BY ALL THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, Cheryl M. Foley and Jerome
A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments thereto, for the registration of Common Stock to be offered pursuant to the terms of the Cinergy Corp. Directors, Officers and Key Employees Stock Purchase Program (the "Program"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of January 2000.

                         By:  /s/ George C. Juilfs
                              -----------------------------


                         Name:  George C. Juilfs
                                ---------------------------



                                POWER OF ATTORNEY

KNOW BY ALL THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, Cheryl M. Foley and Jerome
A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments thereto, for the registration of Common Stock to be offered pursuant to the terms of the Cinergy Corp. Directors, Officers and Key Employees Stock Purchase Program (the "Program"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of January 2000.


                         By:  /s/ Melvin Perelman
                              -----------------------------

                         Name:  Melvin Perelman
                                ---------------------------

                                POWER OF ATTORNEY

KNOW BY ALL THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, Cheryl M. Foley and Jerome
A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments thereto, for the registration of Common Stock to be offered pursuant to the terms of the Cinergy Corp. Directors, Officers and Key Employees Stock Purchase Program (the "Program"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of January 2000.


                         By:  /s/ Thomas E. Petry
                              -----------------------------

                         Name:  Thomas E. Petry
                                ---------------------------



                                POWER OF ATTORNEY

KNOW BY ALL THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, Cheryl M. Foley and Jerome
A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments thereto, for the registration of Common Stock to be offered pursuant to the terms of the Cinergy Corp. Directors, Officers and Key Employees Stock Purchase Program (the "Program"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of January 2000.


                         By:  /s/ John J. Schiff, Jr.
                              -----------------------------

                         Name:  John J. Schiff, Jr.
                                ---------------------------

                                POWER OF ATTORNEY

KNOW BY ALL THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, Cheryl M. Foley and Jerome
A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments thereto, for the registration of Common Stock to be offered pursuant to the terms of the Cinergy Corp. Directors, Officers and Key Employees Stock Purchase Program (the "Program"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of January 2000.


                         By:  /s/ Phillip R. Sharp
                              -----------------------------

                         Name:  Phillip R. Sharp
                                ---------------------------



                                POWER OF ATTORNEY

KNOW BY ALL THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, Cheryl M. Foley and Jerome
A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments thereto, for the registration of Common Stock to be offered pursuant to the terms of the Cinergy Corp. Directors, Officers and Key Employees Stock Purchase Program (the "Program"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of January 2000.


                         By:  /s/ Dudley S. Taft
                              -----------------------------


                         Name:  Dudley S. Taft
                                ---------------------------

                                POWER OF ATTORNEY

KNOW BY ALL THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, Cheryl M. Foley and Jerome
A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-8, including any and all amendments thereto, for the registration of Common Stock to be offered pursuant to the terms of the Cinergy Corp. Directors, Officers and Key Employees Stock Purchase Program (the "Program"), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of January 2000.


                         By:  /s/ Oliver W. Waddell
                              -----------------------------


                         Name:  Oliver W. Waddell
                                ---------------------------